Exhibit 99.2

Supplemental Information

For the three and twelve months ended December 31, 2009 and 2008

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2009 and 2008

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Coverage Ratios	Page 10
Consolidated Debt Schedule	Page 11
Consolidated Debt Maturities Schedule	Page 12
Joint Venture Debt and Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Core Same Mall Portfolio Statistics by Asset Category Wholly Owned Held for Investment	Page 16
Core Same Mall Portfolio Statistics Mall Assets Including Joint Ventures	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended December 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$46,979	$-	$46,979	$48,704	$1,818	$50,522
Percentage rents	1,865	-	1,865	2,187	58	2,245
Tenant reimbursements	22,679	4	22,683	23,201	850	24,051
Other (see components on page 3)	8,056	206	8,262	8,039	162	8,201
Total Revenues	79,579	210	79,789	82,131	2,888	85,019

Expenses:
Property operating expenses	(16,370)	15	(16,355)	(16,747)	(1,199)	(17,946)
Real estate taxes	(9,080)	(3)	(9,083)	(8,836)	(248)	(9,084)
	(25,450)	12	(25,438)	(25,583)	(1,447)	(27,030)
Provision for doubtful accounts	(1,389)	-	(1,389)	(1,590)	(361)	(1,951)
Other operating expenses (see components on page 4)	(1,969)	(166)	(2,135)	(2,227)	(115)	(2,342)
Real estate depreciation and amortization	(19,634)	-	(19,634)	(20,474)	-	(20,474)
Non-real estate depreciation and amortization	(460)	-	(460)	(555)	-	(555)
General and administrative	(4,981)	(3)	(4,984)	(4,902)	(14)	(4,916)
Impairment losses - real estate assets	(3,422)	-	(3,422)	-	-	-
Total Expenses	(57,305)	(157)	(57,462)	(55,331)	(1,937)	(57,268)

Operating Income	22,274	53	22,327	26,800	951	27,751

Interest income	1,270	-	1,270	387	11	398
Interest expense	(19,661)	(4)	(19,665)	(19,718)	(1,161)	(20,879)
Loan fee amortization	(660)	-	(660)	(581)	(34)	(615)
Other expenses, net (see components on page 6)	(3,344)	-	(3,344)	-	-	-
Equity in loss of unconsolidated real estate entities, net	(1,349)	-	(1,349)	(565)	-	(565)
(Loss) income from continuing operations	(1,470)	49	(1,421)	6,323	(233)	6,090
Discontinued Operations:
Loss on disposition of property	-	-	-	(8)	-	(8)
Income (loss) from operations	49	(49)	-	(233)	233	-
Net (loss) income	(1,421)	-	(1,421)	6,082	-	6,082
Noncontrolling interest in operating partnership	242	-	242	-	-	-
Net (loss) income attributable to Glimcher Realty Trust	(1,179)	-	(1,179)	6,082	-	6,082
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net (loss) income to common shareholders	$(5,538)	$-	$(5,538)	$1,723	$-	$1,723

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Twelve Months Ended December 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$185,269	$1,718	$186,987	$193,430	$8,045	$201,475
Percentage rents	5,489	22	5,511	5,915	201	6,116
Tenant reimbursements	92,140	1,180	93,320	91,962	3,175	95,137
Out parcel sales	1,675	-	1,675	6,060	-	6,060
Other (see components on page 3)	23,852	462	24,314	22,358	559	22,917
Total Revenues	308,425	3,382	311,807	319,725	11,980	331,705

Expenses:
Property operating expenses	(64,978)	(1,930)	(66,908)	(66,413)	(5,685)	(72,098)
Real estate taxes	(36,218)	(472)	(36,690)	(34,789)	(1,068)	(35,857)
	(101,196)	(2,402)	(103,598)	(101,202)	(6,753)	(107,955)
Provision for doubtful accounts	(5,849)	(307)	(6,156)	(5,918)	(2,069)	(7,987)
Other operating expenses (see components on page 4)	(8,227)	(455)	(8,682)	(8,030)	(587)	(8,617)
Cost related to sales of out parcels	(1,145)	-	(1,145)	(5,177)	-	(5,177)
Real estate depreciation and amortization	(78,935)	-	(78,935)	(79,603)	-	(79,603)
Non-real estate depreciation and amortization	(2,027)	-	(2,027)	(2,093)	-	(2,093)
General and administrative	(18,711)	(19)	(18,730)	(17,952)	(26)	(17,978)
Impairment losses - real estate assets	(3,422)	-	(3,422)	-	-	-
Total Expenses	(219,512)	(3,183)	(222,695)	(219,975)	(9,435)	(229,410)

Operating Income	88,913	199	89,112	99,750	2,545	102,295

Interest income	2,934	9	2,943	1,178	45	1,223
Interest expense	(77,385)	(1,210)	(78,595)	(80,286)	(4,922)	(85,208)
Loan fee amortization	(2,660)	(34)	(2,694)	(1,990)	(86)	(2,076)
Other expenses, net (see components on page 6)	(3,344)	-	(3,344)	-	-	-
Equity in loss of unconsolidated real estate entities, net	(3,191)	-	(3,191)	(709)	-	(709)
Income from continuing operations	5,267	(1,036)	4,231	17,943	(2,418)	15,525
Discontinued Operations:
(Loss) gain on disposition of properties	(288)	-	(288)	1,244	-	1,244
Impairment losses, net	(183)	-	(183)	-	-	-
Loss from operations	(1,036)	1,036	-	(2,418)	2,418	-
Net income	3,760	-	3,760	16,769	-	16,769
Noncontrolling interest in operating partnership	821	-	821	-	-	-
Net income attributable to Glimcher Realty Trust	4,581	-	4,581	16,769	-	16,769
Preferred stock dividends	(17,437)	-	(17,437)	(17,437)	-	(17,437)
Net loss to common shareholders	$(12,856)	$-	$(12,856)	$(668)	$-	$(668)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended December 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$47,186	$-	$47,186	$48,572	$1,831	$50,403
Termination income	241	-	241	876	75	951
Straight-line rents	(448)	-	(448)	(744)	(88)	(832)
Total Minimum Rents	$46,979	$-	$46,979	$48,704	$1,818	$50,522

Components of Other Revenue:
Fee income	$928	$-	$928	$1,464	$-	$1,464
Specialty leasing and sponsorship income	5,252	7	5,259	5,019	108	5,127
Other	1,876	199	2,075	1,556	54	1,610
Total Other Revenue	$8,056	$206	$8,262	$8,039	$162	$8,201

	Twelve Months Ended December 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$185,695	$1,805	$187,500	$193,095	$7,959	$201,054
Termination income	718	3	721	2,085	105	2,190
Straight-line rents	(1,144)	(90)	(1,234)	(1,750)	(19)	(1,769)
Total Minimum Rents	$185,269	$1,718	$186,987	$193,430	$8,045	$201,475

Components of Other Revenue:
Fee income	$3,983	$-	$3,983	$4,875	$-	$4,875
Specialty leasing and sponsorship income	12,708	64	12,772	12,365	398	12,763
Other (1)	7,161	398	7,559	5,118	161	5,279
Total Other Revenue	$23,852	$462	$24,314	$22,358	$559	$22,917

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Includes a $1,482 gain on the sale of an operating asset that occurred during the first 3 months ended March 31, 2009. This gain is excluded from FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended December 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$150	$-	$150	$380	$-	$380
Discontinued development write offs	7	-	7	47	-	47
Specialty leasing costs	474	-	474	432	57	489
Other	1,338	166	1,504	1,368	58	1,426
Total Other Operating Expenses	$1,969	$166	$2,135	$2,227	$115	$2,342

	Twelve Months Ended December 31,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$956	$-	$956	$958	$-	$958
Discontinued development write offs	243	-	243	373	-	373
Speciality leasing costs	1,771	41	1,812	1,750	257	2,007
Other	5,257	414	5,671	4,949	330	5,279
Total Other Operating Expenses	$8,227	$455	$8,682	$8,030	$587	$8,617

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended December 31, 2009		For the Three Months Ended December 31, 2008
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$7,760	$4,028	$8,482	$4,409
Operating expenses	(5,245)	(2,707)	(4,414)	(2,295)
Net operating income	2,515	1,321	4,068	2,114
Depreciation and amortization	(2,851)	(1,472)	(3,352)	(1,743)
Other expenses, net	(5)	(3)	(10)	(5)
Interest expense, net	(2,318)	(1,191)	(1,783)	(927)
Net loss	(2,659)	(1,345)	(1,077)	(561)
Preferred dividend	(8)	(4)	(8)	(4)
Net loss to partnership	$(2,667)	$(1,349)	$(1,085)	$(565)

GPLP's share of loss from investment in joint ventures	$(1,349)		$(565)

	For the Twelve Months Ended December 31, 2009		For the Twelve Months Ended December 31, 2008
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$30,811	$15,996	$33,369	$17,349
Operating expenses	(19,148)	(9,911)	(17,457)	(9,076)
Net operating income	11,663	6,085	15,912	8,273
Depreciation and amortization	(10,893)	(5,628)	(10,582)	(5,503)
Other expenses, net	(31)	(16)	(40)	(21)
Interest expense, net	(7,006)	(3,616)	(6,619)	(3,442)
Net loss	(6,267)	(3,175)	(1,329)	(693)
Preferred dividend	(31)	(16)	(31)	(16)
Net loss to partnership	$(6,298)	$(3,191)	$(1,360)	$(709)

GPLP's share of loss from investment in joint ventures	$(3,191)		$(709)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2009					2008
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net (loss) income available to common shareholders	$(3,555)	$(1,328)	$(2,435)	$(5,538)	$(12,856)	$(261)	$1,314	$(3,444)	$1,723	$(668)
Real estate depreciation and amortization	22,526	18,260	18,515	19,634	78,935	19,088	19,364	20,677	20,474	79,603
Equity in loss (income) of unconsolidated entities	357	726	759	1,349	3,191	(203)	48	299	565	709
Pro-rata share of joint venture funds from operations	1,149	595	526	93	2,363	1,272	1,063	1,230	1,161	4,726
Noncontrolling interest in operating partnership	(281)	(107)	(191)	(242)	(821)	-	-	-	-	-
(Gain) loss on disposition of properties	(1,482)	-	288	-	(1,194)	-	(1,252)	-	8	(1,244)
FFO	$18,714	$18,146	$17,462	$15,296	$69,618	$19,896	$20,537	$18,762	$23,931	$83,126

Adjusted Funds from Operations:
FFO	$18,714	$18,146	$17,462	$15,296	$69,618	$19,896	$20,537	$18,762	$23,931	$83,126
Add back: impairment adjustments	183	-	-	3,422	3,605	-	-	-	-	-
Less: fair market value adjustment of derivative (1)	-	-	-	(1,622)	(1,622)	-	-	-	-	-
Add back: charge to fully reserve note receivable (1)	-	-	-	4,966	4,966	-	-	-	-	-
Adjusted Funds from Operations	$18,897	$18,146	$17,462	$22,062	$76,567	$19,896	$20,537	$18,762	$23,931	$83,126

Weighted average common shares outstanding - diluted (2)	40,866	41,145	44,053	71,857	49,582	40,701	40,790	40,783	40,791	40,762

FFO per diluted share	$0.46	$0.44	$0.40	$0.21	$1.40	$0.49	$0.50	$0.46	$0.59	$2.04
Adjustments: impairment, derivative and note receivable	0.00	-	-	0.09	0.14	-	-	-	-	-
Adjusted FFO per diluted share	$0.46	$0.44	$0.40	$0.31	$1.54	$0.49	$0.50	$0.46	$0.59	$2.04

	2009					2008
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000	$0.3200	$0.3200	$0.3200	$0.3200	$1.2800
FFO payout ratio after adjustments for impairment, derivative and note receivable	21.6%	22.7%	25.2%	32.6%	25.9%	65.5%	63.6%	69.6%	54.5%	62.8%

	2009					2008
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,063	$1,119	$937	$1,020	$4,139	$1,217	$1,478	$1,321	$1,223	$5,239
Straight-line adjustment as (decrease) increase to FFO	$(596)	$72	$(262)	$(448)	$(1,234)	$(235)	$(215)	$(487)	$(832)	$(1,769)
Fair value of debt amortized as reduction to interest expense	$42	$42	$42	$42	$168	$42	$42	$42	$42	$168
Intangible and inducement amortization as a net increase (decrease) to base rents	$78	$329	$235	$248	$890	$242	$338	$354	$(96)	$838
Discontinued development write-off's	$-	$185	$51	$7	$243	$326	$-	$-	$47	$373
Impairment adjustments	$(183)	$-	$-	$(3,422)	$(3,605)	$-	$-	$-	$-	$-
Gain on fair market value adjustment of derivative/charge to fully reserve note receivable	$-	$-	$-	$(3,344)	$(3,344)	$-	$-	$-	$-	$-

(1) - Amounts are classified in Income Statements as "Other expenses, net"
(2) - Shares include all potential common stock equivalents that may be excluded in the calculation of earnings per share.

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2009					2008
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net (loss) income available to partnership	$(711)	$(1,424)	$(1,496)	$(2,667)	$(6,298)	$391	$(92)	$(574)	$(1,085)	$(1,360)
Real estate depreciation and amortization	2,898	2,549	2,487	2,792	10,726	2,056	2,136	2,939	3,319	10,450
FFO	$2,187	$1,125	$991	$125	$4,428	$2,447	$2,044	$2,365	$2,234	$9,090

Pro-rata share of joint venture funds from operations	$1,149	$595	$526	$93	$2,363	$1,272	$1,063	$1,230	$1,161	$4,726

	2009					2008
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to net income	$15	$(24)	$(58)	$(292)	$(359)	$48	$23	$50	$(13)	$108
Fair value of debt amortized as increase to interest expense	$-	$-	$-	$-	$-	$25	$17	$-	$-	$42
Intangible amortization as an increase to minimum rents	$217	$216	$345	$200	$978	$286	$258	$446	$668	$1,658

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2009					2008
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$804	$3,031	$1,925	$(1,179)	$4,581	$4,098	$5,673	$916	$6,082	$16,769
Interest expense (continuing and discontinued operations)	19,621	19,265	20,044	19,665	78,595	21,701	21,032	21,596	20,879	85,208
Loan fee amortization (continuing and discontinued operations)	655	772	607	660	2,694	469	493	499	615	2,076
Taxes (continuing and discontinued operations)	370	557	462	965	2,354	226	322	273	204	1,025
Depreciation and amortization (continuing and discontinued operations)	23,058	18,801	19,009	20,094	80,962	19,554	19,898	21,215	21,029	81,696
EBITDA	44,508	42,426	42,047	40,205	169,186	46,048	47,418	44,499	48,809	186,774
Noncontrolling interest in operating partnership	(281)	(107)	(191)	(242)	(821)	-	-	-	-	-
Charge to fully reserve note receivable	-	-	-	4,966	4,966	-	-	-	-	-
Gain on fair market value adjustment of derivative	-	-	-	(1,622)	(1,622)	-	-	-	-	-
(Gain) loss on disposition of properties and impairment charges	(1,299)	-	288	3,422	2,411	-	(1,252)	-	8	(1,244)
Adjusted EBITDA	$42,928	$42,319	$42,144	$46,729	$174,120	$46,048	$46,166	$44,499	$48,817	$185,530

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	6.3%	5.9%	5.8%	6.3%	6.1%	5.3%	5.7%	5.5%	6.0%	5.6%
Tenant reimbursements / (real estate taxes + property operating expenses)	91.6%	92.2%	91.4%	89.1%	91.1%	90.8%	91.3%	90.7%	90.7%	90.9%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	90.7%	90.7%	89.7%	89.2%	90.1%	89.4%	86.8%	87.3%	89.0%	88.1%

Earnings per Share:
Weighted average common shares outstanding - basic	37,864	38,023	41,038	68,716	46,480	37,710	37,788	37,795	37,805	37,775
Weighted average common shares outstanding - diluted	40,850	41,009	44,024	71,702	49,466	40,701	40,790	37,795	40,791	40,762

(Loss) earnings per share - basic	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)	$(0.01)	$0.03	$(0.09)	$0.05	$(0.02)

(Loss) earnings per share - diluted	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)	$(0.01)	$0.03	$(0.09)	$0.04	$(0.02)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2009				2008
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$246,333	$245,506	$247,949	$251,001	$245,806
Buildings, improvements and equipment	1,762,355	1,772,277	1,803,253	1,839,342	1,768,589
Developments in progress	101,415	99,600	72,988	45,934	103,809
	2,110,103	2,117,383	2,124,190	2,136,277	2,118,204
Less accumulated depreciation	571,520	588,343	604,505	624,165	565,894
Property and equipment, net	1,538,583	1,529,040	1,519,685	1,512,112	1,552,310

Deferred leasing costs, net	18,923	18,508	18,888	18,751	19,479
Investment in and advances to unconsolidated real estate entities	125,746	131,130	135,650	138,898	124,470
Real estate assets held-for-sale	45,423	45,271	4,562	-	64,774
Investment in real estate, net	1,728,675	1,723,949	1,678,785	1,669,761	1,761,033

Cash and cash equivalents	13,503	14,004	101,554	85,007	17,734
Non-real estate assets associated with discontinued operations	1,265	1,282	96	-	1,989
Restricted cash	12,218	13,842	15,123	12,684	14,209
Tenant accounts receivable, net	33,138	30,701	30,750	30,013	36,177
Deferred expenses, net	8,212	7,805	8,711	9,018	8,272
Prepaid and other assets	38,212	38,101	46,118	43,429	36,899
Total Assets	$1,835,223	$1,829,684	$1,881,137	$1,849,912	$1,876,313

Liabilities and Equity:
Mortgage notes payable	$1,206,983	$1,219,120	$1,219,643	$1,224,991	$1,225,627
Mortgage notes payable associated with discontinued operations	42,229	42,229	-	-	72,229
Notes payable	392,054	376,413	366,523	346,906	362,097
Other liabilities associated with discontinued operations	1,252	531	76	-	1,937
Accounts payable and accrued expenses	61,033	63,803	64,373	59,071	66,457
Distributions payable	8,461	8,463	11,529	11,530	17,414
Total Liabilities	1,712,012	1,710,559	1,662,144	1,642,498	1,745,761

Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000	150,000
Common shares of beneficial interest	380	380	687	687	378
Additional paid-in capital	564,337	564,601	666,354	666,489	564,098
Distributions in excess of accumulated earnings	(644,504)	(649,635)	(658,941)	(671,351)	(637,148)
Other comprehensive loss	(6,476)	(5,381)	(5,004)	(3,819)	(6,776)
Total Glimcher Realty Trust Shareholders' Equity	123,737	119,965	213,096	202,006	130,552
Noncontrolling interest	(526)	(840)	5,897	5,408	-
Total equity	123,211	119,125	218,993	207,414	130,552
Total Liabilities and Equity	$1,835,223	$1,829,684	$1,881,137	$1,849,912	$1,876,313

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2009					2008
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$1.40	$2.90	$3.67	$2.70	$2.70	$11.96	$11.18	$10.44	$2.81	$2.81

Market Capitalization Ratio:
Common shares outstanding	38,009	38,029	68,708	68,719	68,719	37,784	37,790	37,797	37,809	37,809
Operating partnership units outstanding	2,986	2,986	2,986	2,986	2,986	2,988	2,988	2,988	2,986	2,986
Total common shares and units outstanding at end of period	40,995	41,015	71,694	71,705	71,705	40,772	40,778	40,785	40,795	40,795

Valuation - Common shares and operating partnership units outstanding	$57,393	$118,944	$263,117	$193,604	$193,604	$487,633	$455,898	$425,795	$114,634	$114,634
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,641,266	1,637,762	1,586,166	1,571,897	1,571,897	1,577,173	1,574,116	1,626,777	1,659,953	1,659,953
Total market capitalization	$1,908,659	$1,966,706	$2,059,283	$1,975,501	$1,975,501	$2,274,806	$2,240,014	$2,262,572	$1,984,587	$1,984,587

Debt / Market capitalization	86.0%	83.3%	77.0%	79.6%	79.6%	69.3%	70.3%	71.9%	83.6%	83.6%
Debt / Market capitalization including pro-rata share of joint ventures	86.6%	84.0%	78.1%	80.6%	80.6%	70.2%	71.3%	72.7%	84.2%	84.2%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.2	2.1	2.4	2.2	2.1	2.2	2.1	2.3	2.2
(Adjusted EBITDA from page 8 / interest expense)
Debt service coverage ratio	1.8	1.8	1.7	1.9	1.8	1.8	1.8	1.7	2.0	1.8
(Adjusted EBITDA / interest expense + scheduled principal payments)

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Dec. 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.
Fixed Rate	2009	2008	2009	2008	Terms	Terms	at Maturity	Maturity
The Mall at Johnson City	$37,278	$37,827	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Towne Center	38,819	39,423	8.20%	8.20%	(i)	(a)	$38,543	(e)
Colonial Park Mall	42,250	42,250	4.72%	4.72%	(j)	(b)	$42,250	April 23, 2011
Northtown Mall	40,000	40,000	6.02%	6.02%	(k)	(b)	$40,000	October 21, 2011
Morgantown Mall	39,335	39,951	6.52%	6.52%	(l)	(a)	$38,028	October 13, 2011
Ashland Town Center	23,081	23,701	7.25%	7.25%		(a)	$21,817	November 1, 2011
Polaris Lifestyle Center	23,400	-	5.58%	-	(m)	(b)	$23,400	February 1, 2012
Dayton Mall	52,948	54,015	8.27%	8.27%	(i)	(a)	$49,864	(f)
WestShore Plaza	90,115	91,921	5.09%	5.09%		(a)	$84,824	September 9, 2012
Polaris Fashion Place	134,436	137,144	5.24%	5.24%		(a)	$124,572	April 11, 2013
Lloyd Center	126,340	128,779	5.42%	5.42%	(i)	(a)	$116,922	(g)
Jersey Gardens Mall	150,274	153,260	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall @ Fairfield Commons	103,752	105,686	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	56,637	57,675	7.54%	7.54%	(i)	(a)	$49,969	(h)
Merritt Square Mall	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
River Valley Mall	49,433	50,000	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall, Ohio	42,493	43,000	5.87%	5.87%		(a)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,186,591	1,180,632
Variable Rate
Grand Central Mall	39,706	-	5.50%	-	(n)	(a)	$37,917	February 1, 2012

Other
Fair Value Adjustment - Polaris Towne Center	179	607
Fair Value Adjustment - Merritt Square Mall	(1,485)	(1,747)
Extinguished Debt	-	118,364		(o)

Total Mortgage Notes Payable	$1,224,991	$1,297,856

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(f)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(g)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(h)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(i)	Interest rate escalates after optional prepayment date.
(j)	Interest rate of LIBOR plus 165 basis points fixed through a swap agreement at a rate of 4.72% at December 31, 2009 and December 31, 2008.
(k)	Interest rate of LIBOR plus 300 basis points fixed through a swap agreement at a rate of 6.02% at December 31, 2009 and December 31, 2008.
(l)	Interest rate of LIBOR plus 350 basis points fixed through a swap agreement at a rate of 6.52% at December 31, 2009 and December 31, 2008.
(m)	Interest rate is the greater of LIBOR plus 275 basis points or 4.75% and is fixed through a swap agreement at a rate of 5.58% at December 31, 2009.
(n)	Interest rate is the greater of LIBOR plus 350 basis points or 5.50%.
(o)	Interest rates ranging from 4.30% to 8.50% at December 31, 2008.

CONSOLIDATED DEBT MATURITIES SCHEDULE
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments (d)
Description	Maturity	Option	Rate	12/31/2009	2010	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
The Mall at Johnson City	06/2010		8.37%	$37,278	$37,278
Polaris Towne Center	06/2010		8.20%	38,819	38,819
Colonial Park Mall (a)	04/2011		4.72%	42,250	-	$42,250
Northtown Mall (a)	10/2011	10/2012	6.02%	40,000	-	-	$40,000
Morgantown Mall (a)	10/2011	10/2013	6.52%	39,335	660	698	739	$37,238
Ashland Town Center	11/2011		7.25%	23,081	668	22,413	-	-
Polaris Lifestyle Center (a)	02/2012	08/2013	5.58%	23,400	-	-	-	23,400
Grand Central Mall	02/2012	02/2014	5.50%	39,706	802	848	890	947	$36,219
Dayton Mall	07/2012		8.27%	52,948	1,159	1,260	50,529	-	-
WestShore Plaza	09/2012		5.09%	90,115	1,902	2,003	86,210	-	-
Polaris Fashion Place	04/2013		5.24%	134,436	2,855	3,011	3,155	125,415	-
Lloyd Center	06/2013		5.42%	126,340	2,577	2,722	2,856	118,185	-
Jersey Gardens	06/2014		4.83%	150,274	3,135	3,292	3,437	3,629	136,781
The Mall at Fairfield Commons	11/2014		5.45%	103,752	2,043	2,159	2,265	2,409	94,876
Supermall of the Great NW	02/2015		7.54%	56,637	1,119	1,208	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	57,000	185	756	790	843	889	53,537
River Valley Mall	01/2016		5.65%	49,433	649	686	719	768	815	863	$44,933
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	-	60,000
Eastland Mall (OH)	12/2016		5.87%	42,493	537	570	597	641	680	722	38,746
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	-	$19,000
Fair Value Adjustment Amortization - Polaris Towne Center				179	179	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Merritt Square Mall				(1,485)	(264)	(264)	(264)	(264)	(264)	(165)	-	-

Subtotal (b)				1,224,991	94,303	83,612	193,215	314,617	271,513	105,052	143,679	19,000

Credit Facility (c)	12/2009	12/2010	2.12%	346,906	346,906	-	-	-	-	-	-	-

Total Wholly Owned Maturities				$1,571,897	$441,209	$83,612	$193,215	$314,617	$271,513	$105,052	$143,679	$19,000

Total Joint Venture Maturities (pro-rata share)				$105,472	$-	$17,890	$23,400	$64,182	$-	$-	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,677,369	$441,209	$101,502	$216,615	$378,799	$271,513	$105,052	$143,679	$19,000

(a) Interest rates are fixed through various interest rate swap agreements
 (b) Weighted Average interest rate for the fixed rate mortgage debt was 5.9% as of December 31, 2009 with an initial weighted average maturity of 3.7 years when considering available extension options.

(c) $105 million of this balance has been fixed through various interest rate swap agreements
(d) Assumes extension option(s) are exercised by the Company.

JOINT VENTURE DEBT AND DEBT MATURITY SCHEDULE
(dollars in thousands)

						Principal Payments - Assumes
	Interest Rate	Loan		Extension	Balance	Exercise of Extension Options
Description	12/31/2009	Terms	Maturity	Options (e)	12/31/2009	2010	2011	2012	2013

Fixed Rate Mortgages
Puente Hills Mall	5.61%	(a)	June 1, 2010	June 1, 2012	$45,000	$-	$-	$45,000	$-
Scottsdale Quarter	5.44%	(b)	May 29, 2011	May 29, 2013	128,363	-	-	-	128,363
Total Fixed Rate Mortgages					173,363	-	-	45,000	128,363

Variable Rate Mortgages
Tulsa Promenade	7.00%	(c)	March 14, 2011		29,930	-	29,930	-	-
Surprise Town Square	5.50%	(d)	October 1, 2011		4,653	-	4,653	-	-
Total Variable Rate Mortgages					34,583	-	34,583	-	-

Total Joint Venture Mortgages					$207,946	$-	$34,583	$45,000	$128,363

Joint Venture Debt (Pro Rata Share)					$105,472	$-	$17,890	$23,400	$64,182

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 150 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) Interest rate is the greater of 7.00% or LIBOR plus 4.00%. The loan requires monthly payments of interest only, however net cash flows from the property will be used to reduce the principal balance on a quarterly basis.
(d) Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest only.
(e) Loan may be extended to date indicated subject to certain loan extension fees and conditions

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Core Malls (2)
Mall Anchors	93.6%	93.1%	93.1%	93.1%	94.0%
Mall Stores	92.5%	91.9%	90.3%	91.2%	94.4%
Total Consolidated Mall Portfolio	93.2%	92.6%	92.1%	92.4%	94.1%

Mall Portfolio - including Joint Ventures (3)
Mall Anchors	94.1%	93.7%	93.7%	93.3%	93.8%
Mall Stores	92.0%	91.5%	90.3%	91.2%	93.8%
Total Mall Portfolio	93.3%	92.9%	92.4%	92.5%	93.8%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Excludes the Company's held-for-sale malls and joint venture malls.
(3) Excludes the Company's held-for-sale malls.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (excludes held-for-sale and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the twelve months ended December 31, 2009:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	65,464	78,744	144,208	$7.00	$16.07	$11.95
Mall Stores	154,014	497,496	651,510	$39.55	$28.15	$31.23

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and twelve months ended December 31, 2009, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended December 31, 2009
Mall Anchors	-	41,500	41,500	$-	$-	$22.42	$19.46	$22.42	$19.46	15%
Mall Stores	25,396	70,600	95,996	$20.19	$16.01	$35.22	$32.94	$31.24	$28.46	10%

Twelve months ended December 31, 2009
Mall Anchors	65,464	78,744	144,208	$7.00	$7.50	$16.07	$16.54	$11.95	$12.44	-4%
Mall Stores	93,790	322,034	415,824	$44.51	$40.07	$29.44	$29.29	$32.84	$31.72	4%

CORE SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY OWNED HELD FOR INVESTMENT
as of December 31, 2009

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) December 2009	Avg. Mall Store Sales PSF (1) December 2008	Mall Store Occupancy 12/31/2009	Mall Store Occupancy 12/31/2008	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,302,048	$549	$560	98.7%	100.0%
Lloyd Center	Portland, OR	23	1,475,460	$348	$379	94.4%	94.7%
Mall at Fairfield Commons	Dayton, OH	59	1,139,044	$313	$333	93.9%	93.8%
Mall at Johnson City	Johnson City, TN	>100	565,720	$409	$401	94.1%	95.3%
Polaris Fashion Place	Columbus, OH	32	1,568,975	$374	$401	97.9%	99.2%
Weberstown Mall	Stockton, CA	76	858,705	$375	$384	86.1%	96.8%
WestShore Plaza	Tampa, FL	19	1,058,661	$370	$422	93.1%	96.1%
			7,968,613	$406	$430	95.1%	96.9%	62%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) December 2009	Avg. Mall Store Sales PSF (1) December 2008	Mall Store Occupancy 12/31/2009	Mall Store Occupancy 12/31/2008	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	417,289	$388	$368	87.0%	92.3%
Colonial Park Mall	Harrisburg, PA	94	743,732	$257	$281	93.8%	96.2%
Dayton Mall	Dayton, OH	59	1,416,744	$278	$302	89.3%	89.2%
Eastland Mall (OH)	Columbus, OH	32	998,886	$271	$282	93.3%	90.3%
Grand Central Mall	Parkersburg, WV	>100	845,889	$295	$307	93.2%	96.0%
Indian Mound Mall	Columbus, OH	32	557,670	$236	$227	88.3%	93.6%
Merritt Square Mall	Merritt Island, FL	27	819,592	$290	$302	87.5%	88.1%
Morgantown Mall	Morgantown, WV	>100	557,954	$343	$330	89.8%	91.3%
New Towne Mall	New Philadelphia, OH	>100	513,695	$233	$227	92.3%	97.0%
Northtown Mall	Minneapolis, MN	16	701,618	$317	$329	82.7%	88.7%
River Valley Mall	Columbus, OH	32	586,517	$289	$272	91.5%	93.7%
Supermall of the Great NW	Seattle, WA	15	942,566	$205	$220	90.0%	91.3%
			9,102,152	$276	$284	89.9%	92.0%	38%

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT			17,070,765	$342	$356	92.5%	94.4%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the twelve months ended December 31, 2009.

CORE SAME MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING JOINT VENTURES
as of December 31, 2009

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) December 2009	Avg. Mall Store Sales PSF (1) December 2008	Mall Store Occupancy 12/31/2009	Mall Store Occupancy 12/31/2008

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT (from page 16)			17,070,765	$342	$356	92.5%	94.4%

Joint Ventures (2)

Puente Hills Mall	City of Industry, CA	2	1,086,427	$218	$242	87.7%	92.4%
Tulsa Promenade	Tulsa, OK	53	926,456	$275	$309	85.1%	81.7%
TOTAL JOINT VENTURES			2,012,883	$246	$274	86.6%	88.7%

TOTAL MALLS INCLUDING JOINT VENTURES			19,083,648	$334	$348	92.0%	93.8%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Company has a 52% ownership interest in these properties.

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2009

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Old Navy	27	408,460	$5,248,277	2.6%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	5,066,425	2.5%
AMC Theater		2	148,344	4,189,000	2.1%
Signet Jewelers Ltd.	Kay Jewelers, JB Robinson, Jared Jewelers, others	36	66,240	4,181,662	2.1%
Foot Locker, Inc.	Champs Sports, Footlocker, Foot Action USA	41	156,433	3,863,946	1.9%
Bon Ton	Bon Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.7%
Bain Capital, LLC	Cohoes Fashion, Burlington Coat Factory	6	405,506	3,456,310	1.7%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,500,330	2,974,552	1.5%
Forever 21, Inc.		8	130,232	2,908,818	1.4%
Genesco Inc.	Hat World, Lids, Johnston & Murphy, Journeys, Shi, Underground Station	46	70,420	2,865,760	1.4%
American Eagle Outfitters	American Eagle, aerie	17	97,656	2,631,964	1.3%
Luxottica Group	Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	34	81,584	2,545,871	1.3%
Zale Corp.	Piercing Pagoda, Zales Jewelers, Silver & Gold	29	27,163	2,434,600	1.2%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.2%
Abercrombie & Fitch, Inc.	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks Outlet	19	122,576	2,072,138	1.0%
Finish Line, Inc.	Finish Line	19	104,217	2,070,196	1.0%

Total tenants representing > 1.0%		380	7,751,381	$55,764,678	27.6%

Note:  Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2009

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$5,066,425	2.6%
Signet Jewelers LTD	35	60,460	$4,095,422	2.1%
Foot Locker, Inc.	41	156,433	$3,863,946	2.0%
Gap, Inc.	21	242,987	$3,801,594	2.0%
Genesco, Inc.	46	70,420	$2,865,760	1.5%
American Eagle Outfitters	17	97,656	$2,631,964	1.4%
Luxottica Group	34	81,584	$2,545,871	1.3%
Zale Corp.	29	27,163	$2,434,600	1.3%
Abercrombie & Fitch, Inc.	19	122,576	$2,072,138	1.1%
Finish Line, Inc.	19	104,217	$2,070,196	1.1%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	17	2,313,188	$1,829,882	12.1%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.6%
Macy's, Inc.	9	1,693,944	$255,000	8.8%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.9%
Dillard's	3	522,967	$-	2.7%
Belks	6	416,131	$1,756,852	2.2%
Bain Capital	5	390,950	$3,235,572	2.0%
Saks Inc.	3	228,156	$2,360,100	1.2%
Boscov's	1	182,609	$-	1.0%
Nordstrom	2	175,025	$387,215	0.9%

Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of December 31, 2009

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2010	522	590,903	1,234,581	1,825,484	9.9%	$2,961,459	$26,472,821	$29,434,280	$5.43	$25.42	14.7%
2011	408	1,207,390	994,851	2,202,241	11.9%	4,677,038	25,834,166	30,511,204	$5.04	$28.49	15.2%
2012	321	892,643	891,639	1,784,282	9.6%	3,611,144	21,993,041	25,604,185	$5.09	$28.64	12.8%
2013	174	850,197	569,699	1,419,896	7.7%	2,466,077	12,423,149	14,889,226	$2.90	$26.55	7.4%
2014	172	831,501	450,884	1,282,385	6.9%	6,308,587	12,508,560	18,817,147	$7.59	$32.30	9.4%
Thereafter	639	7,600,921	2,411,554	10,012,475	54.0%	27,719,689	53,784,953	81,504,642	$8.16	$25.70	40.5%
	2,236	11,973,555	6,553,208	18,526,763	100.0%	$47,743,994	$153,016,690	$200,760,684	$6.57	$27.02	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and comparable joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended December 31, 2009			Three months ended December 31, 2008

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2009	Share	Total	2008	Share	Total
New developments	$11	$6,256	$6,267	$246	$14,374	$14,620

Redevelopment projects	$1,772	$-	$1,772	$15,019	$26	$15,045

Renovation with no incremental GLA	$19	$-	$19	$-	$6	$6

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,444	$41	$1,485	$1,140	$491	$1,631
Non-anchor stores	2,430	-	2,430	4,031	18	4,049
Operational capital expenditures	3,602	86	3,688	1,402	68	1,470
Total Property Capital Expenditures	$7,476	$127	$7,603	$6,573	$577	$7,150

	Twelve months ended December 31, 2009			Twelve months ended December 31, 2008

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2009	Share	Total	2008	Share	Total
New developments	$291	$36,400	$36,691	$661	$45,369	$46,030

Redevelopment projects	$18,528	$10	$18,538	$67,903	$332	$68,235

Renovation with no incremental GLA	$393	$2	$395	$212	$193	$405

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$3,219	$790	$4,009	$2,573	$491	$3,064
Non-anchor stores	9,793	180	9,973	10,499	464	10,963
Operational capital expenditures	6,563	403	6,966	3,815	421	4,236
Total Property Capital Expenditures	$19,575	$1,373	$20,948	$16,887	$1,376	$18,263

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 12/31/2009 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$84,000	Phase 1 Q1-2009 through Q4-2010	8%
Scottsdale, Arizona	600,000 square feet lifestyle center

Total Development		$250,000		$125,000	$84,000

(1) Project costs include items such as construction and design costs, tenant improvments, third party leasing commissions and ground lease payments.
Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.